LONG-TERM DEBT (Tables)	12 Months Ended
Dec. 31, 2017
LONG-TERM DEBT
Schedule of Long-term debt

Long‑term debt is as follows (in millions):

	December 31,	December 31,
	2017	2016
Revolving credit facility (interest rate of 3.10% at December 31, 2017 and of 2.27% at December 31, 2016)	$220	$240
5.625% senior notes	350	350
Unamortized debt issuance costs (revolving credit facility)	(3)	(4)
Unamortized debt issuance costs (senior notes)	(5)	(6)
Total long-term debt, net of debt issuance costs	$562	$580